                                    SUBLEASE

         THIS SUBLEASE, made and entered into as of the 12th day of August, 2003, by and between General Electric Capital Assurance Company, a Delaware corporation having an office and principal place of business at 6610 West Broad Street, Richmond, Virginia 23230, hereinafter called "Sublessor", and SYNOVA HEALTHCARE INC. a Delaware corporation, having an office and principal place of business at 3553 Westchester Pike - #334, Newtown Square, Pennsylvania, 19073 hereinafter called "Sublessee".

                                  WITNESSETH:

         WHEREAS, by a certain written lease agreement dated August 23, 2000, (hereinafter called "Master Lease"), Cal-Tree Realty Associates, L.P., (hereinafter called "Owner") leased to Sublessor certain space (hereinafter called "Premises") consisting of a portion of the building known as Rose Tree II (hereinafter called "Building") located at 1400 North Providence Road, Media, Pennsylvania for a term of 60 months, commencing on December 1, 2000 and ending on November 30, 2005; and

         WHEREAS, Sublessee desires to sublease and hire from Sublessor, and Sublessor is willing to sublet to Sublessee, the entire Premises as described in said Master Lease which is shown hatched on the plan attached hereto as Exhibit "A" containing approximately 2,476 rentable square feet of space (hereinafter called the "Sublease Premises"), on the terms and conditions more particularly hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, Sublessor and Sublessee agree as follows:

         1. Sublessor, for and in consideration of the rents and covenants specified to be paid, performed and observed by sublessee, does hereby let, sublet, lease and demise to Sublessee the aforementioned Sublease Premises for the term and subject to the covenants and conditions contained herein.

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         2. TERM: This Sublease shall be for a term of twenty-seven (27) months commencing on September 1, 2003 and terminating on November 30, 2005.

         3. RENT: Sublessee shall pay to Sublessor as rent for said Sublease Premises the sum of Twenty-Four Thousand Seven Hundred Sixty Dollars and 00/100 Dollars ($24,760.00) per annum ($10.00 per RSF), payable in monthly installments of Two Thousand Sixty-Three Dollars and 33/100 Dollars ($2063.33) in advance on the 1st day of each and every month during the term hereof. In addition, Sublessee shall promptly pay to Sublessor One Hundred percent (100%) of any and all other payments of any nature whatsoever, (hereinafter called "additional rent") which may be required to be made by Sublessor to Owner pursuant to the Master Lease, except as to those payments specifically excluded by the terms of this Sublease or which cover a period prior to the rent commencement date or succeeding the termination date of this Sublease. Any such payments which Sublessee is herein required to make which cover a period of time both before and after the commencement date of this sublease shall be prorated between the parties hereto as of the commencement date of this Sublease. Payment of said rent and additional rent shall be made to Sublessor at the following address:

                  General Electric Capital Assurance Company
                  c/o GE Financial Assurance
                  6604 West Broad Street
                  Richmond, Virginia 23230
                  Attention: Jo Ann C. Lane

or at such other place as Sublessor may designate in writing, without any offset or deduction whatsoever. Sublessee will not be responsible for operating expense passthroughs.

         4. MASTER LEASE: The provisions of the Master Lease, attached hereto as Exhibit "B" are, except as otherwise herein specifically provided, hereby incorporated in this Sublease with the same effect as if entirely rewritten herein, and shall fix the rights and obligations of the parties hereto with respect to the Sublease Premises with the same effect as if Sublessor and Sublessee were, respectively, the landlord and tenant named in the Master Lease. Sublessee hereby covenants to perform all of the covenants and undertakings of Sublessor as tenant under the Master Lease, including providing insurance coverage, during the term of this Sublease, and agrees not to do or permit to be done any act which shall result in a breach or violation of any of the terms

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and conditions of the Master Lease. Except as otherwise specifically provided herein, Sublessee is to have the benefit of the covenants and undertaking of Owner as landlord in the Master Lease to the extent the same are applicable to the Sublease Premises during the term of this Sublease. It is expressly understood and agreed, however, that Sublessor is not in the position to render any of the services or to perform any of the obligations required of Sublessor by the terms of this Sublease which are the responsibility of Owner as landlord under the Master Lease, and that performance by Sublessor of its obligations hereunder are conditioned upon due performance by Owner of its corresponding obligations under the Master Lease. It is further understood and agreed, therefore, that notwithstanding anything to the contrary contained in this Sublease, Sublessor shall not be in default under this Sublease for failure to render such services or perform such obligations required of Sublessor by the terms of the Sublease which are the responsibility of the Owner as landlord under the Master Lease, but Sublessor agrees to take all reasonable measures to insure that Owner performs said obligations. The term "reasonable measures" shall not include legal action against Owner for its failure to so perform, unless Sublessee agrees to pay all costs and expenses incurred in connection therewith. In the event of the cancellation or termination of the Master Lease prior to the expiration date thereof and prior to the expiration date of this Sublease, or in the event of the surrender thereof, whether voluntary, involuntary or by operation of law, the Sublessee shall make full and complete attornment to the Owner for the balance of the terms of this Sublease, upon the same covenants and conditions as are contained herein.

         5. HOLDING OVER: Any holding over by the Sublessee beyond the expiration date of this Sublease shall be deemed unlawful unless expressly consented to by Sublessor in writing, and Sublessor shall be entitled to any and all remedies in law or in equity by reason of such unlawful holding over by Sublessee. Sublessee agrees to indemnify and save Sublessor harmless against and from any and all loss, cost, expense and liability incurred by Sublessor under the Master Lease by reason of any such holding over.

         6. INSURANCE: Sublessee agrees to carry public liability insurance and property damage insurance in amounts stipulated in the Master Lease, with companies satisfactory to Sublessor. Sublessee shall provide to Sublessor certificates evidencing such insurance and further agrees to maintain coverage in the required amounts during the entire term of the Sublease.

         7. NOTICES: All notices, requests, demands and other communications with respect to this Sublease, whether or not herein expressly provided for, shall be in writing and shall be deemed to have been duly given either (a) forty-eight (48) hours after being mailed by United States First-Class Certified or Registered mail, postage prepaid, return receipt requested or (b) the next business day after being deposited (in time for delivery by such service on such business day) with Federal Express or another national courier service, for delivery to the parties at the respective addresses specified below, or to such other address or addresses as may hereafter be designated by either party in writing for such purpose.

 IF TO SUBLESSOR:  GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY
                   c/o GE Financial Assurance
                   6610 West Broad Street
                   Richmond Virginia 23230
                   Attention: Jo Ann C. Lane

ADDITIONAL NOTICE: (ENTER ANY ADDITIONAL NOTICES HERE)

                   Attention: _____________________

IF TO SUBLESSEE:   SYNOVA HEALTHCARE INC.
                   3553 West Chester Pike - #334
                   Newtown Square, Pennsylvania 19073
                   Attention: Stephen E. King

         8. SUBORDINATION: This Sublease is subject and subordinate in all respects to the Master Lease.

         9. ASSIGNMENT AND SUBLETTING: Sublessee shall not, without the prior written consent of Sublessor, assign the term hereby demised, nor suffer or permit it to be assigned by operation of law or otherwise, nor shall the Sublessee, without the prior written consent of the Sublessor, let or underlet or permit the said Sublease Premises or any part thereof to be used by others for hire.

         10. CONDITION OF PREMISES: Sublessee acknowledges that it has inspected the Sublease Premises demised hereunder, and is fully satisfied with their condition and accepts the same, "as is". Sublessor has made no representation or warranties of any nature whatsoever with regard to the Sublease Premises, other than those set forth herein, and Sublessor shall have no obligation or duty with regard to preparation of the Sublease Premises for occupancy by Sublessee.

         11. DEPOSIT: Sublessee shall, upon written consent of Owner to Sublease to Sublessor, deposit with Sublessor the sum of Twelve Thousand Three Hundred Eighty Dollars ($12,380.00) as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease. It is agreed that in the event Sublessee defaults in respect to any of the terms, provisions and conditions of this Sublease or the Master Lease, including, but not limited to, the payment of rent and additional rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect to any of the terms, covenants and conditions of this Sublease or the Master Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event of a sale or other transfer of Sublessor's interest in this Sublease, Sublessor shall have the right to transfer the security to the vendee or transferee and Sublessor shall thereupon be released by Sublessee from all liability for the return of such security; and Sublessee agrees to look to the new Sublessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Sublessor. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Notwithstanding the above, in the event that Sublessee pays their rental payments on time and in full for the first twelve (12) months of the Term, then Sublessor shall apply one-half of the Deposit towards Sublessee's rent for months 13, 14, and 15 of the Term. Should Sublessee pay their rent in full and on time through month 24 of the Term, then Sublessor shall apply the remaining Deposit money towards Sublessee's rent for months 25, 26, and 27.

         12. INDEMNIFICATION: Sublessee shall indemnify and save harmless Sublessor against and from any and all liability, damage, expense, cause of action, suits, claims, or judgments for injury or death to persons or damage to property sustained by anyone in and about said Sublease Premises or any part thereof, arising out of or in any way connected with Sublessee's use or occupation of the Sublease Premises or this Sublease, or any such claim or any action or proceeding brought thereon including, but without limitation, counsel and witness fees in defending against such claim. Sublessee shall carry liability insurance sufficient to effect such indemnity, in amounts satisfactory to Sublessor. This indemnity is in addition to, and not in derogation of, any rights Sublessor may have as the deemed landlord under the Master Lease.

         13. HAZARDOUS SUBSTANCES: Sublessee shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be used, stored, generated or disposed of in, on or about the Sublease Premises by Sublessee, its agents, employees, contractors or invitees, except for such Hazardous Substances as are normally utilized in the activities which are permitted on the Sublease Premises pursuant to the Master Lease and this Sublease and which are necessary to Sublessee's business. Any such Hazardous Substances permitted on the Sublease Premises are hereinabove provided, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Substances. Sublessee shall indemnify and hold harmless Sublessor from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities
(including, without limitation, any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Sublease term from or in connection with the use, storage, generation or disposal of Hazardous Substances in, on or about the Sublease Premises by Sublessee, Sublessee's agents, employees, contractors or invitees. As used herein, "Hazardous Substances" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any state or local government or by the United States government. "Hazardous Substances" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substances" includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs") and petroleum products.

         14. This Agreement and any Exhibits attached hereto:

             a. Contain the entire agreement among the parties hereto with respect to the subject matter covered hereby;

             b. May not be amended or rescinded except by an instrument in writing executed by each of the parties hereto;

             c. Shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

         15. LANDLORD CONSENT: This Sublease is subject to and conditioned upon the written consent of Owner to this subletting and to the alterations to be made to the Sublease Premises by Sublessee, such consent to be given by Owner executing this Sublease in the space provided therefore below no later than thirty (30) days after the execution by Sublessor. In the absence or failure of such consent, this Sublease shall automatically extinguish and be of no further force or effect; the deposit set forth in Paragraph 11 hereof shall not be paid or owed by Sublessee and the parties released from any further obligation to one another.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

                                            SUBLESSOR:
                                            GENERAL ELECTRIC CAPITAL ASSURANCE
                                            COMPANY

                                            /s/ R. Donald Cooper
 /s/ Illegible                              ------------------------------------
---------------------------------------     R. Donald Cooper
Witness                                     Vice President


                                            SUBLESSEE:
                                            SYNOVA HEALTHCARE INC


                                            /s/ Stephen E. King
  /s/ Illegible                             ------------------------------------
---------------------------------------     By:  Mr. Stephen E. King
Witness                                     Its: President & CEO


         This subletting is hereby consented to and approved, and the undersigned hereby further specifically consents to and approves of this Sublease.

                                            OWNER:
                                            Cal-Tree Realty Associates, L.P.


                                            ------------------------------------
                                            By:
---------------------------------------          -------------------------------
Witness                                     Its:
                                                 -------------------------------